UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
November 14, 2007
CRAFTMADE INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	000-26667 (Commission File No.)	75-2057054 (IRS Employer Identification No.)
650 South Royal Lane, Suite 100
Coppell, Texas 75019
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 393-3800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
        ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
        ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
        ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
        ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.
     On November 14, 2007 (“Closing Date”), CM Real Estate, LLC, a Texas limited liability company (“Subsidiary”), a wholly-owned subsidiary of Craftmade International Inc., a Delaware corporation (“Craftmade”), executed a Promissory Note (the “Note”) in the aggregate principal amount of $11,000,000, payable to Allianz Life Insurance Company of North America (“Allianz”). The Note bears an interest rate of 6.5% per year. As security for the payment and performance of the Note, Subsidiary granted to Allianz, pursuant to a Deed of Trust, Mortgage and Security Agreement (“Deed of Trust”), a deed of trust lien in Craftmade’s principal place of business located at 650 S. Royal Lane, Coppell, Texas (“Facility”), which Craftmade previously had contributed to Subsidiary in exchange for its 100% interest in Subsidiary.
     Pursuant to the Note, Subsidiary has agreed to pay equal monthly payments of principal and interest in the amount of $95,822, with the unpaid principal and interest payable on December 10, 2017. On the Closing Date, Craftmade entered into a guaranty agreement (“Guaranty”) with Allianz pursuant to which Craftmade has agreed to guarantee payment and performance of the Note by Subsidiary. Also, Craftmade and Subsidiary entered into a lease agreement (“Lease”) on the Closing Date pursuant to which Craftmade will lease the Facility for a term that will expire on December 31, 2017, and make monthly intercompany rental payments to Subsidiary in the amount of $102,375, plus taxes, insurance and utilities.
     The proceeds of the loan will be used to pay down Craftmade’s current line of credit with The Frost National Bank, San Antonio, Texas.
     The foregoing is a summary of the terms of the Note, Deed of Trust, Guaranty and Lease and does not purport to be complete and is qualified in its entirety by reference to the full text of the Note, Deed of Trust, Guaranty and Lease which are filed as Exhibits 10.1 through 10.4 hereto.
Section 2 — Financial Information
Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
     The information presented in Item 1.01 hereof is hereby incorporated by reference in this Item 2.03.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.
     The following exhibits are furnished with this Form 8-K.
10.1	Promissory Note dated November 14, 2007, in the original principal amount of $11,000,000 payable to the order of Allianz Life Insurance Company of North America and executed by CM Real Estate, LLC.

10.2	Deed of Trust, Mortgage and Security Agreement by CM Real Estate, LLC, effective November 14, 2007.

10.3	Guaranty Agreement dated November 14, 2007, by Craftmade International, Inc. in favor of Allianz Life Insurance Company of North America.

10.4	Lease Agreement dated as of November 14, 2007, between CM Real Estate, LLC and Craftmade International, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAFTMADE INTERNATIONAL, INC.
Date: November 20, 2007	By:	/s/ J. Marcus Scrudder
J. Marcus Scrudder
Chief Financial Officer